FS ENERGY & POWER FUND
A Business Development Company

FS Energy & Power Fund Fact Sheet

As of December 31, 2012

FS Energy & Power Fund (FSEP) is a business development company (BDC) designed to provide a combination of income and growth. The fund primarily invests in the debt of private U.S. energy and power companies. The fund opened to new investors in July 2011 and has approximately **$829.5** million in assets under management.

Performance Highlights

- Current Annualized Distribution Rate[1]: **6.10%** (as of 4/16/2013)
- Total Cash Distributions per Share[2]: **$0.91**
- Total Share Distribution Percentage per Share[2]: **1.0%**
- Annual Total Return[3]: **8.0%**

Year -to-Date	1 Year	3 Year	5 Year	Since Inception (7/18/2011)
13.6%	13.6%	N/A	N/A	8.0%

Past performance is no guarantee of future results.

Portfolio Composition

The table below shows FSEP's portfolio composition by asset type. These percentages may change over time depending on market conditions.

Portfolio Composition[4]	4th Quarter	4th Quarter on Look-Through Basis*
Senior Secured Loans—First Lien	29%	36%
Senior Secured Loans—Second Lien	10%	11%
Senior Secured Bonds	5%	5%
Subordinated Debt	49%	43%
Equity/Other	7%	5%

* Includes assets underlying the Fund's total return swap financing arrangement with Citibank, N.A.

Sub-Sector Weightings[4]

Upstream	48%	• Exploration • Production	
Midstream	9%	• Pipelines • Shipping	• Storage • Gas Processing
Downstream	0%	• Oil Refining • Retail	• Gasoline Marketing
Power	20%	• Power Generation • Alternative Energy Production	• Power Transmission and Distribution
Service & Equipment	23%	• Services for Oil/Gas Exploration	• Support for Power Industry


9%
20%
48%
23%

Portfolio Investment Objective

Generate current income and long-term capital appreciation.

Investment Strategy

FSEP invests primarily in private U.S. energy and power companies. The Fund seeks to invest in a portfolio of companies with:

- Deeply-rooted asset value
- Defensible market positions
- Proven management teams
- Commodity price management
- Allocation among various issuers and industries
- Viable exit strategy

Key Facts

Inception Date:
July 18, 2011

Registered Shares:
150 Million

Total Capital Raised[5]:
(as of 3/14/2013)
$830.1 million

Total Assets Under Management:
$829.5 million

Public Offering Price[6]:
(as of 4/16/2013)
$10.70

Number of Portfolio Companies:
64

Distribution Frequency[2]:
Monthly

Tax Reporting:
Form 1099

Non-Broadly Syndicated Deals[4,7]:
49% of portfolio

Investment Managers

Adviser:
FS Investment Advisor, LLC, an affiliate of
Franklin Square Capital Partners

Sub-Adviser:
GSO Capital Partners LP

Representative Holdings (percentage of portfolio)[4,8]

Panda Temple Power, LLC	Independent power provider	8.0%
Rice Drilling B LLC[9]	Privately held energy and power company	5.0%
Brand Energy & Infrastructure Services, Inc.[10]	Leading provider of specialized industrial services to the North American energy infrastructure market	3.2%
Chaparral Energy Inc.	Independent oil and natural gas production and exploitation company	2.0%
NRG Energy, Inc.	A leading wholesale power generation company	1.8%
Willbros Group, Inc.	Global contractor specializing in energy infrastructure serving the oil, gas and power industries	0.8%

1) The annualized distribution rate is based on the public offering price of $10.70 per share, prior to deducting selling commissions and dealer manager fees. To date, this rate has not included any distributions paid from offering proceeds or borrowings, although even if distributions are not paid as of April 16, 2013, from offering proceeds or borrowings, a portion of FSEP's distributions to shareholders may be deemed to constitute a return of capital for tax purposes due to the character of certain dividends and other distributions received by FSEP from its portfolio companies. Any such return of capital will not reduce the amounts available to FSEP for investments.

2) The payment of future distributions on FSEP's common shares is subject to the discretion of FSEP's board of trustees and applicable legal restrictions, and therefore, there can be no assurance as to the amount or timing of any such future distributions.

3) Annual total return is the compounded annual percentage return an investor received for the highlighted period taking into account all cash distributions and stock distributions during such period. The calculation assumes that the investor purchased shares at FSEP's net public offering price as of the beginning of such period and reinvested all distributions pursuant to FSEP's Distribution Reinvestment Plan. Valuation as of the end of the applicable period is based on 90% of the public offering price per common share as of December 31, 2012, which reflects the method utilized by FSEP in calculating the repurchase price to be paid to holders of its common share pursuant to its share repurchase program. Total returns are presented on a "net" basis and reflect the management and incentive fees, organizational and offering expenses, interest expense on borrowed funds and other related expenses that are borne by FSEP investors, but excluding all sales commissions and dealer manager fees. If these had been deducted, performance would have been lower. During the quarter ended December 31, 2012, the ratio of FSEP's net operating expenses to its average net assets was 7.09%. For more information regarding FSEP's fees and expenses, investors should carefully review the periodic reports and other filings filed by FSEP with the Securities and Exchange Commission.

4) Calculated as a percentage of fair value. Fair value is determined by FSEP's board of trustees. Certain percentages may have been rounded.

5) Includes $28.8 million in proceeds contributed by investors affiliated with FS Investment Advisor, LLC and GSO Capital Partners LP, and certain members of the Company's board of trustees.

6) The public offering price of FSEP's common shares is subject to a sales load of up to 10% and offering expenses of up to 1.5%.

7) A non-broadly syndicated deal is any investment that is considered proprietary, an anchor order or an opportunistic or event-driven investment. These deals may offer higher yields than broadly syndicated transactions, which are marketed and sold to many participants. FSEP's sub-adviser, GSO Capital Partners LP (GSO), positions the Fund to access proprietary deals due to GSO's scale, expertise and the relationships of its energy investment team.

8) Security may be an obligation of one or more entities affiliated with the named company.

9) Percentage of portfolio shown net of unfunded commitment.

10) Position or portion thereof unsettled as of December 31, 2012.

Risk Factors

An investment in the common shares of FSEP involves a high degree of risk and may be considered speculative. The following are some of the risks an investment in our common shares involves; however, you should carefully consider all of the information found in the section of our prospectus entitled "Risk Factors" before deciding to invest in our common shares.

- Because there is no public trading market for our common shares and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your common shares. While we intend to conduct quarterly tender offers for our common shares, only a limited number of our common shares will be eligible for repurchase and we may suspend or terminate the share repurchase program at any time.
- The amount of any distributions we may make is uncertain. Our distribution proceeds have exceeded, and in the future may exceed, our net investment income, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we make may represent a return of capital to you for tax purposes.
- Our investment policy is to invest, under normal circumstances, at least 80% of our assets in securities of energy and power companies. The revenues, income (or losses) and valuations of energy and power companies can fluctuate suddenly and dramatically due to a number of environmental, regulatory, political and general market risks, which will impact our financial performance.
- An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available information about these companies.
- Investing in small and middle market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.
- A lack of liquidity in certain of our investments may adversely affect our business.
- We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.
- We have borrowed funds to make investments, which increases the volatility of our investments and may increase the risks of investing in our securities.
- We have limited operating history and are subject to the business risks and uncertainties associated with any new business.

FSEP is a long-term investment for persons of adequate financial means who have no need for liquidity in their investment. To invest in the Fund, an investor must have either (i) a net worth of at least $70,000 and an annual gross income of at least $70,000, or (ii) a net worth of at least $250,000. Some states, such as Kansas, impose higher suitability standards. Please consult the prospectus for a detailed description of the suitability standards imposed on investors, including heightened standards required by certain states.

www.fsenergyandpowerfund.com

FS² CAPITAL PARTNERS MEMBER FINRA/SIPC

FS² Capital Partners, LLC | 2929 Arch Street, Suite 675 | Philadelphia, PA 19104
877-372-9880 | www.fs2cap.com | Member FINRA/SIPC

FS² Capital Partners, LLC (FS² Capital), the dealer manager for the public offering, is an affiliate of the investment adviser and serves or has served as the dealer manager for the public offerings of shares by other entities sponsored by Franklin Square Capital Partners. These relationships may create conflicts in connection with FS² Capital's due diligence obligations under the federal securities laws. FS² Capital is entitled to compensation in connection with this offering, including receiving selling commissions (which are generally re-allowed to selling broker-dealers) and a dealer manager fee based on the gross offering proceeds of shares sold in the offering. FS² Capital may also be reimbursed for accountable due diligence expenses based on the gross offering proceeds of shares sold in the offering. In addition, the investment adviser and its affiliates may face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner.

Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.